UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement

|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to ss.240.14a-12

                               VAN ECK FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

                               VAN ECK FUNDS, INC.
                                 99 PARK AVENUE
                            NEW YORK, NEW YORK 10016

January 27, 2006

Dear Shareholders:

Enclosed you will find several documents being provided to you in connection with a Special Meeting of Shareholders ("Meeting") of Mid Cap Value Fund, the sole series of Van Eck Funds, Inc., to be held at 99 Park Avenue, 8th Floor, New York, New York on March 6, 2006 at 10:00 a.m. New York Time. We hope this material will receive your immediate attention and that, if you cannot attend the meeting in person, you will vote your proxy promptly.

The Meeting is being held to obtain a vote: (a) to elect Directors; (b) to modernize the investment restrictions of the Mid Cap Value Fund; and (c) to approve a manager of managers structure. Shareholders of the Mid Cap Value Fund are being asked to vote on the proposals as outlined in the attached Proxy Statement.

THE DIRECTORS BELIEVE THAT THESE CHANGES ARE IN THE BEST INTERESTS OF THE MID CAP VALUE FUND AND ITS SHAREHOLDERS AND RECOMMEND THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

The Notice of Special Meeting of Shareholders, the accompanying Proxy Statement, and the proxy card for your fund are enclosed. Please read them carefully. If you are unable to attend the meeting in person, we urge you to sign, date, and return the proxy card (or vote by telephone or the Internet) so that your shares may be voted in accordance with your instructions.

WE URGE YOU TO GIVE THE ENCLOSED MATERIAL YOUR PROMPT ATTENTION SO AS TO AVOID THE EXPENSE OF ADDITIONAL MAILINGS AND TELEPHONE SOLICITATIONS.

Your vote is important to us. Thank you for taking the time to consider these important proposals.

                                       Sincerely yours,

                                       /s/ Keith J. Carlson

                                       Keith J. Carlson
                                       Chief Executive Officer and President
                                       Van Eck Funds, Inc.

                               VAN ECK FUNDS, INC.
                               MID CAP VALUE FUND
                                 99 PARK AVENUE
                            NEW YORK, NEW YORK 10016
                        212-687-5200       1-800-826-2333


--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  MARCH 6, 2006
--------------------------------------------------------------------------------

To the Shareholders:

     A Special Meeting of Shareholders ("Meeting") of Mid Cap Value Fund ("Fund"), the sole series of Van Eck Funds, Inc., will be held at 99 Park Avenue, 8th Floor, New York, New York on March 6, 2006 at 10:00 a.m. New York Time. The Meeting is being held for the following purposes:

    (1)  To elect Directors;

    (2) To consider a series of proposals to modernize the investment restrictions of the Fund;

    (3) To approve a Manager of Managers structure, which would allow Van Eck Associates Corporation and the Board to enter into or materially amend Investment Sub-Advisory Agreements without obtaining shareholder approval; and

    (4) To consider and act upon any other business that may properly come before the meeting or any adjournments thereof.

     The Proposals are discussed in greater detail in the attached Proxy Statement. You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of the Fund at the close of business on January 5, 2006. If you attend the Meeting, you may vote your shares in person. Whether or not you intend to attend the Meeting in person, you may vote in any of the following ways:

    (1) MAIL: Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope;

    (2) TELEPHONE: Have your proxy card available. You may vote by telephone by calling the number on your proxy card. Enter the 14-digit control number on the proxy card. (A confirmation of your telephone vote will be mailed to you.); or

    (3) INTERNET: Have your proxy card available. Vote on the Internet by accessing the website address on your proxy card. Enter your 14-digit control number from your proxy card. Follow the simple instructions found on the website.

                                       By order of the Board of Directors,

                                       /s/ Joseph J. McBrien

                                       Joseph J. McBrien
                                       Senior Vice President and Secretary
                                       Van Eck Funds, Inc.

Dated: January 27, 2006
New York, New York


--------------------------------------------------------------------------------

                        YOUR VOTE IS IMPORTANT NO MATTER
                            HOW MANY SHARES YOU OWN.

                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE AND "FOR" OR "AGAINST" ANY OTHER MATTER ACTED UPON AT THE MEETING IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES. ALTERNATIVELY, YOU MAY VOTE YOUR PROXY BY TELEPHONE OR ON THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

--------------------------------------------------------------------------------

                               VAN ECK FUNDS, INC.
                               MID CAP VALUE FUND
                                 99 PARK AVENUE
                            NEW YORK, NEW YORK 10016
                        212-687-5200       1-800-826-2333


                            -------------------------

                                 PROXY STATEMENT

                            -------------------------


                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MARCH 6, 2006


                                  INTRODUCTION

     This Proxy Statement is being furnished to the shareholders of Mid Cap Value Fund ("Fund"), the sole series of Van Eck Funds, Inc., a Maryland corporation, by the Board of Directors ("Board") of Van Eck Funds, Inc. ("Van Eck Funds, Inc." or the "Company"), in connection with the solicitation of shareholder votes by proxy to be voted at the Special Meeting of Shareholders or any adjournments thereof ("Meeting") to be held on March 6, 2006 at 10:00 a.m. New York Time at 99 Park Avenue, 8th Floor, New York, New York. It is expected that the Notice of Special Meeting, Proxy Statement and proxy card will be first mailed to shareholders on or about January 27, 2006.

     As more fully described in this Proxy Statement, the purpose of the Meeting is to vote on the following Proposals:

    (1)  To elect Directors;

    (2) To consider a series of proposals to modernize the investment restrictions of the Fund;

    (3) To approve a Manager of Managers structure, which would allow Van Eck Associates Corporation ("Adviser") and the Board to enter into or materially amend Investment Sub-Advisory Agreements without obtaining shareholder approval; and

    (4) To consider and act upon any other business that may properly come before the meeting or any adjournments thereof.

     Summarized below are the Proposals that shareholders are being asked to consider:

--------------------------------------------------------------------------------
1   To elect Directors;
--------------------------------------------------------------------------------
2-A To modify the fundamental investment restriction on borrowing.
--------------------------------------------------------------------------------
2-B To modify the fundamental investment restriction on underwriting.
--------------------------------------------------------------------------------
2-C To modify the fundamental investment restriction on lending.
--------------------------------------------------------------------------------
2-D To modify the fundamental investment restriction on senior securities.
--------------------------------------------------------------------------------
2-E To modify the fundamental investment restriction on real estate.
--------------------------------------------------------------------------------
2-F To modify the fundamental investment restriction on commodities.
--------------------------------------------------------------------------------
2-G To modify the fundamental investment restriction on concentration.
--------------------------------------------------------------------------------
2-H To eliminate the fundamental investment restriction on diversification.
--------------------------------------------------------------------------------
2-I To eliminate the fundamental investment restriction on mortgaging, pledging or hypothecating.
--------------------------------------------------------------------------------
2-J To eliminate the fundamental investment restriction on margin.
--------------------------------------------------------------------------------
3 To approve a Manager of Manager's structure, which would allow the Van Eck Associates Corporation ("Adviser") and the Board of Directors to enter into or materially amend Investment Sub-Advisory Agreements without obtaining shareholder approval.
--------------------------------------------------------------------------------

     If the enclosed proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by Van Eck Funds, Inc., by the execution of a subsequently dated proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted "FOR" Proposals (1) through (3) listed above, and "FOR" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

     The close of business on January 5, 2006 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting ("Record Date").

     Each share will be entitled to one vote at the Meeting and fractional shares will be entitled to proportionate fractional votes. As of the Record Date, the following numbers of shares were outstanding with respect to the Fund:

                FUND                   NUMBER OF SHARES OUTSTANDING
    ----------------------------  --------------------------------------
         Mid Cap Value Fund                     829,648.686
           Class A Shares

     Van Eck Funds, Inc.'s records do not indicate any shareholder as owning more than 5% of the outstanding shares of the Fund as of the Record Date.

     To the best knowledge of Van Eck Funds, Inc.'s management, as of the Record Date, the Directors and officers of Van Eck Funds, Inc., as a group, beneficially or of record owned less than 1% of the outstanding shares of the Fund.

     REQUIRED VOTE: The presence at the Meeting, in person or by proxy, of shareholders entitled to cast A MAJORITY of the Fund's outstanding shares is required for a quorum. In the event that a quorum is present at the Meeting but sufficient votes to approve the new item are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. The affirmative vote of less than a majority of the votes entitled to be cast represented in person or by proxy is sufficient for adjournments. In such case, the persons named as proxies will vote those proxies, which they are entitled to vote in favor of such item "FOR" such an adjournment, and will vote those proxies required to be voted against such item "AGAINST" such an adjournment. A shareholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     With respect to Proposal 1, an affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. Each item of Proposals 2 and 3 relating to changes to the fundamental limitations and the manager of managers structure, respectively, require approval by the lesser of (a) the vote of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present, or (b) the vote of more than 50% of the outstanding shares (referred to herein as a "1940 Act Majority Vote").

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Accordingly, abstentions and broker non-votes effectively will be a vote against an adjournment because the required vote is a percentage of the shares present at the Meeting. Abstentions and broker non-votes will also effectively be votes against each Proposal (with the exception of the Proposal to elect Directors) because the required vote is a specified percentage of the votes cast at the Meeting. Abstentions and broker non-votes will have no effect on the Proposals to elect Trustees because such election is based on a plurality of the votes cast.

COPIES OF VAN ECK FUNDS, INC.'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY OBTAIN A FREE COPY OF VAN ECK FUNDS, INC.'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, INCLUDING AUDITED FINANCIAL STATEMENTS, AND/OR VAN ECK FUNDS, INC.'S SEMI-ANNUAL REPORT FOR THE PERIOD ENDED JUNE 30, 2005, BY CALLING TOLL-FREE AT 1-800-544-4653 OR BY MAILING A WRITTEN REQUEST TO VAN ECK FUNDS, INC., 99 PARK AVENUE, NEW YORK, NEW YORK 10016.

PROPOSAL 1: TO ELECT DIRECTORS.

     Proposal No. 1 relates to the election of Directors to the Board of the Company at the Meeting. The Board is asking shareholders of the Company to elect the following nominees as Directors: Richard C. Cowell, Jon Lukomnik, David J. Olderman, Ralph F. Peters, Wayne H. Shaner, R. Alastair Short and Richard D. Stamberger. None of the nominees is an "interested person" of the Company, as defined in the 1940 Act (such individuals are commonly referred to as "Independent Directors").

     Each nominee has consented to serve as a Director and to being named in this Proxy Statement. If elected, each nominee will serve as an Independent Director until the next meeting of shareholders, if any, called for the purpose of electing Directors or until the election and qualification of a successor. If a Director sooner dies, resigns, retires or is removed as provided in the organizational documents of the Company, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. The Board has adopted a mandatory retirement policy for Independent Directors. Under the mandatory retirement policy, an Independent Director shall resign from the Board by December 31 of the year by which he or she attains the age of 75, or when a successor is duly appointed and assumes office, whichever occurs later. With respect to Messrs. Cowell, Olderman, Peters and Stamberger, each of whom was an Independent Director at the time this policy was adopted, it was decided that these Independent Directors shall be required to retire at the latter of age 75 or December 31, 2007.

     Messrs. Cowell, Olderman, Peters, Short and Stamberger currently serve as Independent Directors of the Company. Messrs. Cowell, Olderman, Peters and Stamberger have been previously elected by shareholders of the Company. Mr. Short has not previously been elected by the shareholders of the Company. Messrs. Lukomnik and Shaner (the "New Nominees") are not currently Directors of the Company. Pursuant to the mandatory retirement policy of the Board, Messrs. Cowell and Peters will be required to retire no later than December 31, 2007, although each individual has indicated that he may retire sooner. In addition, Mr. Olderman has indicated to the Board that he expects to retire from the

     Board prior to attaining the mandatory retirement age. Mr. Jan F. van Eck, who has been a Director since 1998 and currently serves as the only "interested" Director of the Company, has indicated to the Board his intention not to remain on the Board as a Director and not to stand for election as a Director pursuant to this Proxy Statement.

     With respect to the New Nominees, the Company's Governance Committee, which consists of all the Independent Directors, and consists solely of the Independent Directors, and which, among other things, considers recommendations on nomination for Directors, reviewed the qualifications, experience and background of the New Nominees, each of whom is not an "interested person" of the Company. Based upon this review, the Governance Committee recommended the New Nominees to the Board as candidates for nomination as Independent Directors. At a meeting of the Board held on December 8, 2005, after discussion and further consideration of the matter, the Board voted to nominate the New Nominees for election by shareholders.

     The Board has considered the various aspects affecting the desirable composition of the Board and the appropriate timing of submitting the New Nominees to shareholder vote. These include the anticipated retirements of Messrs. Cowell, Olderman and Peters on or prior to December 31, 2007; regulatory requirements applicable to the election of mutual fund trustees; and the ongoing regulatory inquiries involving the Adviser, as more fully described in this Proxy Statement. The Board has determined that it would be in the best interest of the Company and its shareholders to continue with all the Independent Directors currently serving. In addition, the Board has determined that it would be in the best interest of the Company and its shareholders to elect additional Independent Directors at this time, so as to allow the new Independent Directors time to serve on the Board alongside the current Independent Directors prior to the expected retirement of Messrs. Cowell, Olderman and Peters, and facilitate an orderly succession of Independent Director duties and responsibilities. The Board also deems it advantageous at this time to enhance the Board's independence by having a Board that is composed in its entirety of Independent Directors.

     The election of the Independent Directors will become effective as of March 7, 2006, the date of the next regularly scheduled meeting of the Board. As of such date, the Board will be composed of seven members, all of whom will be Independent Directors. The 1940 Act requires that a majority of the Directors be elected by the shareholders of the Company. In addition, under the 1940 Act, new Directors cannot be appointed by the Directors to fill vacancies unless, after those appointments, at least two-thirds of the Directors have been elected by shareholders. Therefore, the New Nominees cannot become Independent Directors without an election by shareholders.

     The persons named as proxies on the enclosed proxy card will vote FOR the election of each of the Director Nominees unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for any nominee. Each Director Nominee has consented to be named in this Proxy Statement and has indicated a willingness to serve if elected. Neither the Board nor management has any reason to believe that any Director Nominee will be unavailable for election. However, if any of the Director Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion.

     The following tables set forth certain information regarding each of the Director Nominees and the officers of the Company. Unless otherwise noted, each of the Director Nominees and officers have engaged in the principal occupation listed in the following table for five years or more.

                     INFORMATION REGARDING DIRECTOR NOMINEES
                             FOR ELECTION AT MEETING

                    POSITION(S),
                      TERM OF
                      OFFICE(2)                                                    NUMBER OF
                    AND LENGTH                                                     PORTFOLIOS                OTHER
                      OF TIME                    PRINCIPAL                       IN FUND                 DIRECTORSHIPS
NAME, ADDRESS         WITH THE              OCCUPATION(S) DURING                 COMPLEX(3)               HELD OUTSIDE
AND AGE              CORPORATION                PAST 5 YEARS                     OVERSEEN                 FUND COMPLEX
--------------    ------------------     ----------------------------          -------------           -----------------
INDEPENDENT DIRECTOR NOMINEES:
Richard C. Cowell     Director                Private investor                        9                 Director, West Indies
& Caribbean           since 1985                                                                        Development Ltd.;
78++P.                                                                                                  Trustee of two other
                                                                                                        investment companies
                                                                                                        advised by the Adviser

Jon Lukomnik            N/A              Managing Partner, Sinclair Capital LLC;     N/A                None
49                                       Consultant to various asset
                                         management companies.

David J. Olderman     Director                Private investor                        9                 Director, Greif,
70++P.                since 1994                                                                        Inc., Ladig, Inc., and
                                                                                                        Minnesota Public
                                                                                                        Radio; Trustee of two other
                                                                                                        investment companies
                                                                                                        advised by the Adviser

Ralph F. Peters       Director                Private investor                        9                 Trustee of two other
76++P.               since 1987                                                                         investment companies
                                                                                                        advised by the Adviser


                    POSITION(S),
                      TERM OF
                      OFFICE(2)                                                    NUMBER OF
                    AND LENGTH                                                     PORTFOLIOS                OTHER
                      OF TIME                    PRINCIPAL                       IN FUND                 DIRECTORSHIPS
NAME, ADDRESS         WITH THE              OCCUPATION(S) DURING                 COMPLEX(3)               HELD OUTSIDE
AND AGE              CORPORATION                PAST 5 YEARS                     OVERSEEN                 FUND COMPLEX
--------------    ------------------     ----------------------------          -------------           -----------------
Wayne H. Shaner       N/A                Managing Partner, Rockledge Partners        9                  Director, The Torray Funds
58                                       LLC,since September 2003; Public                               since 1993 (Chairman of the
                                         Investment Committee, Maryland                                 Board since December 2005)
                                         Member State Retirement System
                                         since 1991; Vice President,
                                         Investments, Lockheed Martin
                                         Corporation (formerly Martin Marietta
                                         Corporation), 1976 - September 2003.

R. Alastair Short     Director           Managing Director, The GlenRock Group,      9                  Trustee of two other
52++P. since 2004                        LLC (private equity investment firm),                          investment companies
                                         May 1, 2004 to present; President,                             advised by the Adviser
                                         Apex Capital Corporation (personal
                                         investment vehicle), Jan. 1988 to
                                         present; President, Matrix Global
                                         Investments, Inc. and predecessor
                                         company (private investment
                                         company), Sept. 1995 to Jan. 1999.

Richard D.            Director           President and CEO, SmartBrief, Inc.          9                  Trustee of two other
Stamberger            since 1994                                                                         investment companies
46++P.                                                                                                   advised by the Adviser



-----------------
1 The address for each Director and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.
2 Each Director serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Directors, which provides that independent Directors shall resign from the Board on December 31 of the year such Director reaches the age of 75. With respect to Messrs. Cowell, Olderman and Peters, the mandatory retirement policy requires retirement at the later of age 75 or December 31, 2007. Officers are elected yearly by the Directors.

3 The Fund Complex consists of the Van Eck Funds, Van Eck Funds, Inc. and Van Eck Worldwide Insurance Trust.
++   Member of the Governance Committee.
P.   Member of the Audit Committee.

     The van Eck family currently owns 100% of the shares of the Funds' Adviser. The investment adviser and manager of the Funds is Van Eck Associates Corporation (the "Adviser"), a Delaware corporation, pursuant to an Advisory Agreement with the Trust. John C. van Eck, Sigrid van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser.

                  INFORMATION ABOUT THE CORPORATION'S OFFICERS

     The executive officers of the Corporation are elected annually by the Board of Directors. Each officer holds the office until the qualification of his or her successor. The names, ages and principal occupations during the past five years of the Corporation's current executive officers are set forth in the table below.

                              POSITION(S),
 OFFICER'S NAMES,         TERM OF OFFICE AND
   ADDRESS(1) AND          LENGTH OF TIME                                    PRINCIPAL OCCUPATIONS
        AGE               WITH THE CORPORATION                               DURING PAST FIVE YEARS
-----------------     ----------------------------                        ---------------------------
OFFICERS:
Heidi L. Cain         Assistant Secretary and           Assistant Secretary and Assistant Vice President, Van Eck
27                    Assistant Vice President          Associates Corporation, Van Eck Securities
                      since December 2005               Corporation and Van Eck Absolute Return Advisers Corp., since
                                                        December 2005; Staff Attorney,
                                                        Van Eck Associates Corporation since
                                                        January 2005; Student, New York University School of Law, August 2003 - May
                                                        2004; Student, Golden Gate University School of Law, August 2000 -
                                                        August 2003; Legal Investigator, Northern California Innocence Project,
                                                        January 2003 - July 2003; Legal Extern, Hon. Phyllis J. Hamilton, Federal
                                                        District Court Judge for the Northern District of California, September 2002
                                                        - December 2002; Law Clerk, Law Offices of Jeffrey Schwartz, September 2001
                                                        - January 2003; Legal Assistant, Buchman & O'Brien, September 2000 - August
                                                        2001; Officer of two other investment companies advised by the Adviser.

Charles T. Cameron    Vice President since 1996         President, Worldwide Bond Fund; Director of Trading, Van Eck Associates
43                                                      Corporation; Co-Portfolio Manager, Worldwide Bond Fund Series; Officer of
                                                        two other investment companies advised by the Adviser.


                              POSITION(S),
 OFFICER'S NAMES,         TERM OF OFFICE AND
   ADDRESS(1) AND          LENGTH OF TIME                                    PRINCIPAL OCCUPATIONS
        AGE               WITH THE CORPORATION                               DURING PAST FIVE YEARS
-----------------     ----------------------------                        ---------------------------
Keith J. Carlson      Chief Executive Officer           President, Van Eck Associates Corporation, and President, Van Eck
49                    and President since 2004          Securities Corporation since February 2004; Private Investor, June 2003 -
                                                        January 2004; Independent Consultant, Waddell & Reed, Inc., April 2003 -
                                                        May 2003; Senior Vice President, Waddell & Reed, Inc., December 2002 -
                                                        March 2003; President/Chief Executive Officer/Director/Executive Vice
                                                        President/Senior Vice President, Mackenzie Investment Management Inc.,
                                                        April 1985 - December 2002. President/Chief Executive Officer/Director, Ivy
                                                        Mackenzie Distributors, Inc., June 1993 - December 2002;
                                                        Chairman/Director/President, Ivy Mackenzie Services Corporation, June 1993
                                                        - December 2002; Chairman/Director/Senior Vice President, Ivy Management
                                                        Inc., January 1992 - December 2002; Officer of two other investment companies advised by the Adviser.

Susan C. Lashley      Vice President since 1988         Vice President, Van Eck Associates Corporation; Vice President,
50                                                      Mutual Fund Operations, Van Eck Securities Corporation; Officer of two other investment companies advised by the Adviser.

Thaddeus Leszczynski  Chief Compliance Officer          Chief Compliance Officer, Van Eck Absolute Return Advisers Corporation
59                    since September 2005              and Van Eck Associates Corporation since September 2005; Founder and Vice
                                                        President, EARN Corporation, July 2004 to 59 present; Private Practice
                                                        Lawyer, January 2002 to present; Executive Vice President, Asian Financial
                                                        Network Ltd., September 2000 - January 2001; Vice President, Prudential
                                                        Insurance Company, March 1998 - August 2000; Officer of two other investment companies advised by the Adviser.


                              POSITION(S),
 OFFICER'S NAMES,         TERM OF OFFICE AND
   ADDRESS(1) AND          LENGTH OF TIME                                    PRINCIPAL OCCUPATIONS
        AGE               WITH THE CORPORATION                               DURING PAST FIVE YEARS
-----------------     ----------------------------                        ---------------------------
Thomas K. Lynch       Vice President and                Vice President, Van Eck Associates Corporation and Van Eck Absolute Return
49                    Treasurer since 2005              Advisers Corp., since April 2005; Second Vice President, Investment
                                                        Reporting, Teachers Personal Investors Services, Inc., September 1996 to
                                                        April 2005; Director, TIAA-CREF Individual & Institutional Services, Inc.,
                                                        January 1996 to April 2005; Senior Manager, Audits, Grant Thornton, December
                                                        1993 to January 1996; Senior Manager, Audits, McGladrey & Pullen, December
                                                        1986 to December 1993; Officer of two other investment companies advised by the Adviser.

Joseph J. McBrien     Senior Vice President and         Senior Vice President, General Counsel, and Secretary, Van Eck Associates
57                    Secretary since December          Corporation, Van Eck Securities Corporation and Van Eck Absolute Return
                      2005                              Advisers Corp., since November 2005; Managing Director, Chatsworth
                                                        Securities LLC, March 2001 - November 2005; Private Investor/Consultant,
                                                        September 2000 - February 2001; Executive Vice President and General
                                                        Counsel, Mainstay Management LLC, September 1999 - August 2000 ; Officer of
                                                        two other investment companies advised by the Adviser.

Bruce J. Smith        Senior Vice President and         Senior Vice President and Chief Financial Officer, Van Eck Associates
50                    Chief Financial Officer           Corporation; Senior Vice President, Chief Financial Officer, Treasurer and
                      since 1985                        Controller, Van Eck Securities Corporation and Van Eck Absolute Return
                                                        Advisers Corp.; Officer of two other investment companies advised by the
                                                        Adviser.


                              POSITION(S),
 OFFICER'S NAMES,         TERM OF OFFICE AND
   ADDRESS(1) AND          LENGTH OF TIME                                    PRINCIPAL OCCUPATIONS
        AGE               WITH THE CORPORATION                               DURING PAST FIVE YEARS
-----------------     ----------------------------                        ---------------------------
Derek S. van Eck      Executive Vice President          President of Worldwide Hard Assets Fund series and the Worldwide
41                    since 1999                        Real Estate Fund series of Van Eck Worldwide Insurance Trust and the Global
                                                        Hard Assets Fund series of Van Eck Funds; Executive Vice President and
                                                        Director, Global Investments; President and Director of Van Eck Associates
                                                        Corporation; Director and Executive Vice President, Van Eck Securities
                                                        Corporation; Director and Executive Vice President, Van Eck Absolute Return
                                                        Advisers Corp.; Director, Greylock Capital Associates LLC; Officer of two
                                                        other investment companies advised by the Adviser.

Jan F. van Eck        Executive Vice President          Director and Executive Vice President, Van Eck Associates Corporation;
42+                   since 2005                        Director, Executive Vice President and Chief Compliance Officer, Van Eck
                                                        Securities Corporation; Director and President, Van Eck Absolute Return
                                                        Advisers Corporation; Director, Greylock Capital Associates LLC; Officer of
                                                        two other investment companies advised by the Adviser.



--------------------
1 The address for each Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

+ As of the date of this Proxy Statement, Mr. Jan F. van Eck serves as an "interested trustee," as defined in the 1940 Act.

                              DIRECTOR COMPENSATION

     A compensation schedule for the independent Directors of the Corporation was established by the Governance Committee and approved by the Board. The Director compensation schedule generally includes the following for the entire Van Eck Fund Complex: i) a retainer in the amount of $5,000 per quarter, ii) a meeting fee in the amount of $5,000 per meeting in which the Director participates either in person or via telephone, iii) a fee in the amount of $2,500 per quarter to the "Chairperson," and iv) a fee in the amount of $750 per quarter to the chairpersons of both the Audit Committee and the Governance Committee. The table below includes certain information relating to the compensation of the Directors paid by the Corporation for the fiscal year ended December 31, 2005. Annual Director fees may be reviewed periodically and changed by the Corporation's Board.


                               COMPENSATION TABLE

                  PENSION OR
                  RETIREMENT      TOTAL       COMPEN-                    FROM THE
                   BENEFITS     ESTIMATED     SATION                    CORPORATION
                  AGGREGATE     DEFERRED      ACCRUED                       AND
                   COMPEN-       COMPEN-     AS PART      ANNUAL         THE FUND
                   SATION        SATION       OF THE        BENEFITS     COMPLEX
NAME OF            FROM THE     FROM THE    CORPORATION'S    UPON        PAID TO
DIRECTOR          CORPORATION  CORPORATION   EXPENSES      RETIREMENT    DIRECTOR+
--------------   ------------ -----------   ---------     ----------   -------------
Richard C.
  Cowell          $1,024.63      $  0          N/A           N/A         $57,500
David J.
  Olderman        $1,171.14      $  0          N/A           N/A         $67,500
Ralph F.
  Peters          $1,065.11      $  0          N/A           N/A         $61,250
R. Alastair
  Short*           $ 997.85      $  0          N/A           N/A         $57,500
Richard D.
  Stamberger*      $ 765.06      $255.02       N/A           N/A         $60,250++



--------------------
* Effective January 1, 2006, Mr. Stamberger became Chairman of the Board and Mr. Short became Vice Chairman.

+ The "Fund Complex" consists of Van Eck Funds, Van Eck Funds, Inc., and Van Eck Worldwide Insurance Trust.

++   This includes deferred compensation from the entire complex.


                  DIRECTOR AND DIRECTOR NOMINEE SHARE OWNERSHIP

     The following table sets forth the dollar range of equity securities beneficially owned by each Director and Director Nominee in the Corporation and in all registered investment companies in the Fund Complex as of the record date.

                                                          AGGREGATE DOLLAR
                                                           RANGE OF EQUITY
                                                          SECURITIES IN ALL
                               DOLLAR RANGE OF          REGISTERED INVESTMENT
NAME OF DIRECTOR OR            EQUITY SECURITIES        COMPANIES OVERSEEN BY
DIRECTOR NOMINEE              IN THE CORPORATION*     DIRECTOR IN FUND COMPLEX
------------------------    ----------------------  ---------------------------
Richard C. Cowell                    None                $10,001 - $50,000
David J. Olderman                    None                $10,001 - $50,000
Ralph F. Peters                      None                $10,001 - $50,000
R. Alastair Short                    None                $10,001 - $50,000
Richard D. Stamberger          $10,001 - $50,000           Over $100,000
TRUSTEE NOMINEES
Jon Lukomnik                         None                      None
Wayne H. Shaner                      None                      None

* The Corporation is comprised of one series, the Mid Cap Value Fund.

                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The Board of Directors is responsible for supervising the operation of the Corporation. It establishes the major policies, and provides guidelines to the Advisor and others who provide services to the Corporation. The Board of Directors met five times during the Corporation's fiscal year ended December 31, 2005. Each Director attended at least 75% of the total number of meetings of the Board. Since January 1, 2006, Mr. Richard D. Stamberger has served as the Chairman of the Board, and Mr. R. Alastair Short as Vice Chairman. The Board of Directors has an Audit Committee and a Corporate Governance Committee.

AUDIT COMMITTEE

     During the 2005 fiscal year, the members of the Audit Committee were Richard C. Cowell, David J. Olderman, Ralph F. Peters, R. Alastair Short, and Richard D. Stamberger, all of whom are Independent Directors. This Committee met twice during 2005. Each committee member attended at least 75% of the total number of meetings of the Audit Committee. The duties of this Committee include meeting with representatives of the Company's independent public accountants to review fees, services, procedures, conclusions and recommendations of independent public accountants and to discuss the Company's system of internal controls. Thereafter, the Committee reports to the Board of the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. The Audit Committee Charter, specifically describing the duties of this committee, is attached as Exhibit B. Currently, the Audit Committee's financial experts are David J. Olderman and R. Alastair Short. Mr. Short has served as the Chairman of the Audit Committee since January 1, 2006.

GOVERNANCE COMMITTEE

     During the 2005 fiscal year, the members of the Governance Committee of the Board of Trustees were Richard C. Cowell, David J. Olderman, Ralph F. Peters, R. Alastair Short, and Richard D. Stamberger, all of whom are Independent Trustees. This Committee met three times during 2005. Each committee member attended at least 75% of the total number of meetings of the Governance Committee. The duties of this Committee include consideration of recommendations on nominations for Directors, review of the composition of the Board, and recommendations of meetings, compensation and similar corporate matters. The Charter, which includes the policies, procedures and responsibilities of the Governance Committee, is attached as Exhibit C. Mr. Peters has served as Chairman of the Governance Committee.

     The Independent Directors are solely responsible for nominating Independent Directors for election by shareholders. All Directors considered for appointment or nomination are required to complete a questionnaire designed to elicit information concerning his or her real or perceived independence in relation to the Corporation, other Van Eck funds, the Adviser or any of their affiliated persons, any potential conflicts of interest, and other factual information necessary for compliance with the securities laws.

     The Independent Directors shall, when identifying candidates for the position of Independent Director, consider candidates recommended by a shareholder of a Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Director if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

ADDITIONAL INDEPENDENT DIRECTOR SESSIONS

     The Independent Directors meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Company. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Directors may deem necessary.

COMMUNICATION WITH DIRECTORS

     Correspondence intended for an individual Director or for the Board may be sent to the attention of the individual Director or to the Board, in the care of the Secretary of the Trust, at 99 Park Avenue, 8th Floor, New York, New York 10016. All communications addressed to the Board of Directors or any individual Director will be logged and sent to the Board or individual Director. The Corporation is not required to hold annual meetings in any year in which the election of Directors is not required to be acted upon, and because each

     Director's term is indefinite, the Corporation does not have a policy with respect to Directors' attendance at such meetings.

     REQUIRED VOTE: Election of each nominee as a Director of the Corporation requires the vote of a plurality of the votes cast at the Meeting in person or by proxy, provided that a quorum is present. Shareholders who vote FOR Proposal 1 will vote FOR each nominee. THOSE SHAREHOLDERS WHO WISH TO WITHHOLD THEIR VOTE ON ANY SPECIFIC NOMINEE(S) MAY DO SO ON THE PROXY CARD.

                             ----------------------

     THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 1

                             ----------------------

PROPOSAL 2 -- TO MODERNIZE THE FUND'S INVESTMENT RESTRICTIONS

ABOUT THE FUND'S INVESTMENT POLICIES

     The Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. Restrictions and policies that the Fund has not designated as being fundamental are considered to be non-fundamental and may be changed without shareholder approval. All mutual funds are required to adopt fundamental policies with respect to a limited number of matters.

MODERNIZING THE FUND'S INVESTMENT POLICIES

     The Board of Directors, together with the Fund's investment adviser, has reviewed the Fund's current fundamental restrictions and has concluded that certain restrictions should be modified or eliminated based on the development of new practices and changes in applicable law and to facilitate administration of the Fund. Over time, the Fund has adopted fundamental restrictions to reflect certain regulatory, business or industry condi-tions. Changes in applicable law now permit investment companies like the Fund to eliminate certain of these restrictions. Some of the Fund's current restrictions may also limit the Fund from investing in a security that is both consistent with its investment objective and considered by the portfolio manager to be a good investment for the Fund.

     The revised restrictions maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. In some cases, only technical changes are being made to simplify the language of the restriction or standardize the language among the funds in the Van Eck fund complex. The proposed modifications are expected to facilitate the management of the Fund's assets and simplify the process of monitoring compliance with investment restrictions.

     The current investment restrictions are listed in the "Investment Restrictions" section of the Fund's statement of additional information. Both the Fund's current investment restrictions and the proposed investment restrictions are additionally listed in Exhibit A, attached hereto. The Fund's registration statement, which includes the prospectus and statement of additional information, will be revised to reflect the changes to the restrictions, as part of its annual update.

CONFORMING THE FUND'S INVESTMENT POLICIES

     The Boards of Trustees of eight other funds in the Van Eck fund complex:
Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund (each a series of Van Eck Funds) and Worldwide Absolute Return Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund (each a series of Van Eck Worldwide Insurance Trust) are recommending that similar changes be made to the investment restrictions of those funds. The purpose of these parallel proposals is to conform the policies among the funds in the Van Eck fund complex. The Board of Directors believes that these changes will promote administrative convenience and provide the Fund with increased investment flexibility. The effect of implementing these proposals should be to reduce the burdens of monitoring, and ensuring compliance with, varying sets of policies among certain funds in the Van Eck fund complex. The revised restrictions (with variations required by the specific investment focus of each fund) will be the standard form for Funds in the Van Eck fund complex.

NO CHANGE TO THE FUND'S INVESTMENT OBJECTIVES

     The Board of Directors does not believe that any of these changes will materially impact the way the Fund is managed in the immediate future. The revised restrictions do not affect the investment objectives of the Fund, which remain unchanged. The revised restrictions may give the Fund an increased ability to engage in certain activities. However, the proposed modifications are not expected to significantly affect the manner in which the Fund is managed, the investment program of the Fund or the investment performance of the Fund. THE ADVISER HAS REPRESENTED TO THE BOARD OF TRUSTEES THAT IT WILL NOT EXERCISE ANY OF THE EXPANDED AUTHORITY PERMITTED UNDER THE REVISED RESTRICTIONS WITHOUT SEEKING SPECIFIC BOARD APPROVAL, AND, IN THE CASE OF ANY MATERIAL CHANGE, GIVING SHAREHOLDERS SIXTY DAYS' ADVANCE NOTICE.

WHAT YOU SHOULD CONSIDER

     You are being asked to vote on the changes recommended by the Board of Directors because the restrictions are fundamental and may be changed only with shareholder approval, as required by the 1940 Act. The Board of Directors expects that you will benefit from these proposed changes to the Fund's fundamental investment restrictions in several ways, including:

    o The proposed changes expand the range of investment opportunities and techniques available to manage the Fund's portfolio.

    o The Board of Directors will have additional flexibility to respond more quickly to new developments and changing trends in the marketplace when it determines that a response is both appropriate and prudent.

    o By minimizing the number of policies that can be changed only by shareholder vote, the Board of Directors will have greater flexibility to modify policies of the Fund, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The Fund will then be able to avoid the costs and delays associated with holding a shareholder meeting when making changes to investment policies that, at a future time, the Board of Directors consider to be in the best interests of the Fund.

    o The proposed changes to the Fund's investment restrictions are designed to produce a clearer, more concise and streamlined set of restrictions, which also will facilitate the compliance efforts of the Fund.

    o The Board of Trustees of the following funds in the Van Eck fund complex are making similar proposals to their shareholders: Emerging Markets Fund, Global Hard Assets Fund, and International Investors Gold Fund (each a series of Van Eck Funds) and Worldwide Absolute Return Fund, Worldwide Bond Fund,

         Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund (each a series of Van Eck Worldwide Insurance Trust).

     In order to fully benefit from the proposed changes, the Board of Directors may change some of the non-fundamental policies of the Fund.

     To the extent multiple proposals apply to the Fund, the adoption of any of these proposals is not contingent on the adoption of any other proposal.

PROPOSAL 2-A: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON BORROWING.

     If shareholders of the Fund approve Proposal 2-A, the Fund's current fundamental investment restriction on borrowing, set forth in Exhibit A to this Proxy Statement, would be modified to read as follows:

     "The Fund may not borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time."

     DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may borrow money. Under the 1940 Act, a fund may borrow from banks, provided that the net assets of the fund plus the amount of all borrowings is no less than 300% of the amount of such borrowings. The fund is required to be able to restore asset coverage within three days, if it should decline to less than 300%. In addition, the 1940 Act permits a fund to borrow, on a temporary basis, up to 5% of its assets from non-banks.

     Under its current restrictions, the Fund is allowed to borrow no more than 5% of its total assets from banks, for extraordinary or emergency purposes only. This restriction is more limited than the 1940 Act permits. If approved, the Fund will be permitted to borrow to the maximum extent allowed under the 1940 Act.

     As stated above, the Fund has no intention of exercising any expanded authority permitted by this proposed change without prior Board approval and, if the change is material, notice to shareholders. The Fund is already permitted to borrow under its current restrictions, and is thus currently subject to risks associated with borrowing. Nonetheless, if this expanded authority were exercised, the Fund would be subject to a greater degree of risk associated with borrowing, including the risks of leveraging. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

     REQUIRED VOTE. Approval of Proposal 2-A requires an affirmative 1940 Act Majority Vote.


                             ----------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-A.

                             ----------------------

     PROPOSAL NO. 2-B: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON UNDERWRITING.

     If shareholders of the Fund approve Proposal 2-B, the Fund's current fundamental investment restriction on underwriting securities, set forth in Exhibit A to this Proxy Statement, would be modified to read as follows:

     "The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies."

     DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental policy regarding the extent to which the fund may engage in the business of underwriting securities issued by other persons. This requirement of the 1940 Act is in recognition of the fact that the business of purchasing securities for the purpose of engaging in a distribution of the securities to the public (i.e., the business of underwriting securities) involves significantly different risks than the business of purchasing and subsequently selling securities as part of the business of investing in securities. Under the Federal securities laws, the term "underwriting" is construed broadly and could include the purchase and resale of securities by the Fund in circumstances in which such securities were not registered under the Federal securities laws when initially purchased by the Fund. Similarly, in circumstances in which the Fund invests a substantial portion of its assets in the securities of one or more other investment companies, it might be deemed to be an underwriter of the securities of the other investment companies. Although the Fund does not purchase securities with a view towards distribution of such securities, it may from time to time purchase and resell "restricted" securities or invest in shares of other investment companies. The proposed changes to the Fund's investment restriction on underwriting securities of others, as set forth in Exhibit A, is intended to clarify that such activities will not violate the Fund's fundamental restriction prohibiting the Fund from engaging in the business of underwriting the securities issued by another person.

     REQUIRED VOTE. Approval of Proposal 2-B requires an affirmative 1940 Act Majority Vote.

                             ----------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-B.

                             ----------------------

PROPOSAL NO. 2-C: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON LENDING.

     If shareholders of the Fund approve Proposal 2-C, the Fund's current fundamental investment restriction on lending, set forth in Exhibit A to this Proxy Statement, would be modified to read as follows:

     "The Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies."

     DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may make loans to other persons. The Fund's current restriction is substantially similar to what is proposed in that it generally prohibits the making of loans and specifies that an investment in debt instruments does not constitute the making of a loan. The Fund also specifically excepts repurchase agreements from its lending restriction. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller at an agreed upon date, at a price that generally depends on current interest rates. The 1940 Act treats these agreements as loans.)

     The proposed modifications would: (1) allow the Fund to lend securities to the full extent permitted under the 1940 Act. (SEC staff interpretations of the 1940 Act generally allow a fund to lend securities with an aggregate market value of up to 331/3% of its total assets. When a fund lends its portfolio securities, the fund's "total assets" will include collateral received in connection with the loan); (2) expressly permit the use of repurchase agreements by the Fund; (3) clarify that the Fund may make investments in debt obligations in pursuit of its investment program; and (4) participate in an interfund lending program with other registered investment companies. The Fund would only participate in such an interfund lending program if it received appropriate exemptive relief from the SEC.

     As stated above, the Fund has no intention of exercising any expanded authority permitted by this proposed change without prior Board approval and, if the change is material, notice to shareholders. The Fund is already permitted to lend its portfolio securities under its current restrictions, and is thus currently subject to risks associated with securities lending. Nonetheless, if this expanded authority were exercised, the Fund would be subject to a greater degree of risk associated with securities lending, such as the risk of loss arising from the investment of collateral and/or the failure of a borrower to return the borrowed securities at the end of the loan.

     REQUIRED VOTE. Approval of Proposal 2-C requires an affirmative 1940 Act Majority Vote.

                             ----------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-C.

                             ----------------------

     PROPOSAL NO. 2-D: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON SENIOR SECURITIES.

     If shareholders of the Fund approve Proposal 2-D, the Fund's current fundamental investment restriction on issuing senior securities, set forth in Exhibit A to this Proxy Statement, would be modified to read as follows:

     "The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time."

     DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may issue "senior securities." The term "senior securities" generally refers to evidence of indebtedness of fund obligations that have a priority over a fund's common stock with respect to the distribution of fund assets or the payment of dividends. Section 18(f) (1) of the 1940 Act prohibits every mutual fund from issuing any senior securities except for bank borrowings (which meet the 300% coverage test discussed above in Proposal 2-A). The Rules adopted by the SEC also permit a fund to issue multiple classes of shares to be used in different distribution channels, each of which may be subject to different expenses and, therefore, may pay different dividends.

     The SEC staff has articulated certain guidelines under which it will not treat certain leveraged transactions as senior securities. These transactions include: reverse repurchase agreements, purchasing "when issued" securities, selling securities short, buying and selling financial futures contracts and selling put and call options. The SEC will not treat any of these as senior securities provided the transaction is "covered" to limit the potential leverage. A fund generally can cover its risk either by being "long" with respect to the instrument underlying the transaction or by segregating or earmarking, on its custodian's books, liquid securities equal in value to the fund's potential exposure.

     The Fund's current restriction prohibits the issuance of senior securities, except to the extent that permissible borrowings may be construed as an issuance of senior securities. The current restriction carves out some (but not all) of the leveraged transactions that the SEC staff has focused on over the years.

     The proposed modifications would make this restriction uniform for all the Funds in the Van Eck complex and would permit the Fund to issue senior securities to the extent permitted by the 1940 Act. Together with the revised restriction on borrowing, the restriction proposed here would make clear that the Fund can take full advantage of the latitude allowed by the 1940 Act in this area.

     As stated above, the Fund has no intention of exercising the expanded authority permitted by this proposed change without prior Board approval and, if the change is material, notice to shareholders. The Fund is already permitted to issue senior securities under its current restrictions, and is thus currently subject to risks associated with issuing senior securities. Nonetheless, if the authority under the proposed restriction were exercised, the Fund would be subject to a greater degree of risk associated with issuing senior securities, such as risks associated with borrowing, as stated in Proposal 2-A.

     REQUIRED VOTE. Approval of Proposal 2-D requires an affirmative 1940 Act Majority Vote.

                             ----------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-D.

                             ----------------------

PROPOSAL NO. 2-E: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON REAL
ESTATE.

     If shareholders of the Fund approve Proposal 2-E, the Fund's current fundamental investment restriction on real estate investments, set forth in Exhibit A to this Proxy Statement, would be modified to read as follows:

     "The Fund may not purchase or sell real estate, except that the Fund may
     (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities."

     DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of real estate. The Fund's current restriction generally prohibits the purchase or holding of real estate, except for the purchase or holding of securities of companies that deal in real estate, including real estate investment trusts, or purchase of securities which are collateralized by real estate or interests therein. The proposed modifications would make this restriction uniform for all Funds in the Van Eck complex and preserve the ability to invest in all real estate-related securities and companies whose business consists in whole or in part of investing in real estate. It would also clarify that the Fund could hold and sell real estate acquired as a result of the ownership of securities (for example, if there was a default on a mortgage security owned by the Fund).

     REQUIRED VOTE. Approval of Proposal 2-E requires an affirmative 1940 Act Majority Vote.

                             ----------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-E.

                             ----------------------

PROPOSAL NO. 2-F: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON
COMMODITIES.

     If shareholders of the Fund approve Proposal 2-F, the Fund's current fundamental investment restriction on investing in commodities, set forth in Exhibit A to this Proxy Statement, would be modified to read as follows:

     "The Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities."

     DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may engage in the purchase and sale of commodities. The Fund's current restriction generally prohibits the purchase or sale of commodity contracts, except for financial futures contracts, foreign currency hedging contracts and stock index futures contracts (provided that (a) total initial margin deposits do not exceed 5% of total assets and (b) the Fund maintains a segregated account consisting of cash or other liquid securities equal to the market value of any futures contract less any initial margin). The proposed modifications would (i) generally make the Fund's investment restriction uniform with the other funds in the Van Eck complex, (ii) expand the Fund's ability to use financial futures contracts and (iii) clarify that the Fund may invest in securities or other instruments backed by commodities.

     As stated above, the Fund has no intention of exercising the expanded authority permitted by this proposed change without prior Board approval and, if the change is material, notice to shareholders. If this authority were exercised, however, the Fund would be subject to risks associated with financial futures contracts, which entail leverage risks (as stated in Proposal 2-A) and the risk that the portfolio's position in a futures contract may be illiquid at certain times. In addition, to the extent that the Fund would potentially make equity investments in companies in the real estate, precious metals and natural resources industries, it may be subject to risks relating to these commodities. These risks include international political and economic developments, inflation, and other factors. The Fund's portfolio securities may experience substantial price fluctuations as a result of these factors.

     REQUIRED VOTE. Approval of Proposal 2-F requires an affirmative 1940 Act Majority Vote.

                             ----------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-F.

                             ----------------------

     PROPOSAL NO. 2-G: TO MODIFY THE FUNDAMENTAL INVESTMENT RESTRICTION ON CONCENTRATION.

     If shareholders of the Fund approve Proposal 2-G, the current fundamental investment restriction on concentration set forth in Exhibit A to this Proxy Statement, would be modified to read as follows:

     "The Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry.

     This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities."

     DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to set forth a fundamental investment restriction indicating the extent to which the fund may concentrate investments in a particular industry or group of industries. The Fund's current restriction on concentration generally prohibits the Fund from investing more than 25% of its total assets in the securities of issuers having their principal business activities in the same industry. It also creates an exception for securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

     The proposed modifications would not change the substance of this restriction but would simply conform the wording to that of the other funds in the Van Eck complex.

     REQUIRED VOTE. Approval of Proposal 2-G requires an affirmative 1940 Act Majority Vote.

                             ----------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-G.

                             ----------------------

     PROPOSAL NO. 2-H: TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION ON DIVERSIFICATION.

     If shareholders of the Fund approve Proposal 2-H, the Fund's current fundamental investment restriction on diversification, set forth in Exhibit A to this Proxy Statement, would be eliminated.

     DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act requires every mutual fund to state whether it is diversified or non-diversified, but does not require an investment restriction to reflect this selection. The Fund has elected to be classified as a diversified Fund. This means that its assets are subject to stricter limits on the amount of assets that can be invested in any one issuer. Because the Fund has elected to register as a diversified fund, an investment restriction stating this is unnecessary. The proposal is intended to simplify the investment restrictions section, provide the Fund flexibility to adjust its policy in the event that the 1940 Act requirements change in the future, eliminate any inconsistencies between the diversification standards under the 1940 Act and the investment restrictions of the Fund, and standardize the language among the diversified funds in the Van Eck fund complex.

     REQUIRED VOTE. Approval of Proposal 2-H requires an affirmative 1940 Act Majority Vote.

                             ----------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-H.

                             ----------------------

PROPOSAL NO. 2-I: TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION ON MORTGAGING, PLEDGING OR HYPOTHECATING.

     If shareholders of the Fund approve Proposal 2-I, the Fund's current fundamental investment restriction on mortgaging, pledging or hypothecating assets, set forth in Exhibit A to this Proxy Statement, would be eliminated.

     DISCUSSION OF PROPOSED ELIMINATION. The Fund is not required to have a fundamental investment restriction on mortgaging, pledging or hypothecating assets. The fundamental policy was derived from state laws that have been preempted by amendments of federal securities laws. In order to maximize the Fund's investment flexibility, this restriction should be eliminated.

     REQUIRED VOTE. Approval of Proposal 2-I requires an affirmative 1940 Act Majority Vote.

                             ----------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-I.

                             ----------------------

     PROPOSAL NO. 2-J: TO ELIMINATE THE FUNDAMENTAL INVESTMENT RESTRICTION ON MARGIN.

     If shareholders of the Fund approve Proposal 2-J, the Fund's current fundamental investment on margin transactions, set forth in Exhibit A to this Proxy Statement, would be eliminated.

     DISCUSSION OF PROPOSED MODIFICATIONS. The 1940 Act makes it unlawful for an investment company, in contravention of any applicable SEC rules or orders, to purchase securities on margin except for such short-term credits as are necessary for the clearance of transactions. It does not, however, require that funds adopt a fundamental investment policy regarding this matter. Since the Fund's current investment restriction does no more than reiterate existing state law, it should be eliminated. This would provide the Fund with flexibility to adjust its policy in the event that the 1940 Act requirements change.

     As stated above, the Fund has no intention of exercising the expanded authority permitted by this proposed change without prior Board approval and, if a material change, notice to shareholders. If this authority were exercised, however, the Fund would be subject to the risks associated with purchasing securities on margin such as leverage risk (as discussed in Proposal 2-A).

     REQUIRED VOTE. Approval of Proposal 2-J requires an affirmative 1940 Act Majority Vote.

                             ----------------------

                      THE BOARD UNANIMOUSLY RECOMMENDS THAT
                        YOU VOTE "FOR" PROPOSAL NO. 2-J.

                             ----------------------

PROPOSAL 3 -- TO APPROVE A MANAGER OF MANAGERS STRUCTURE.

     On January 12, 2004, the Board of Directors ("Board"), including a majority of the Directors who are not interested persons of the Fund, as defined by the 1940 Act ("Independent Directors"), unanimously approved the proposed Manager of Managers Structure, which will permit the Fund, in accordance with the judgment of the Board and the Adviser, to enter into or materially amend, sub-advisory agreements without obtaining shareholder approval.

     At the present time, Van Eck Associates Corporation serves as investment adviser to the Fund pursuant to an advisory agreement dated June 6, 2002 (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser may make the day-to-day investment decisions for the Fund or employ a sub-adviser or more than one sub-adviser at its expense to provide day-to-day management. Regardless of whether it employs a sub-adviser, the Adviser continuously reviews, supervises and administers the Fund's investment program.

     If shareholders approve this proposal, it would not be implemented until the SEC grants the Adviser and Van Eck Funds, Inc. exemptive relief from the provisions of Section 15(a) of the 1940 Act. If exemptive relief is obtained from the SEC, Van Eck Funds, Inc. and the Adviser would be authorized to enter into or materially amend, sub-advisory agreements without obtaining shareholder approval.

EXEMPTIVE RELIEF

     Currently, in accordance with the provisions of Section 15(a) of the 1940 Act and applicable rules thereunder, the Board, including a majority of the Independent Directors must approve any new sub-advisory agreement pursuant to which the sub-adviser would provide advisory services to the Fund. Section 15(a) of the 1940 Act also requires that the sub-advisory agreement be approved by a majority of the outstanding voting securities of the Fund.

     Van Eck Funds, Inc. and the Adviser have filed an application with the SEC requesting an order for relief from the provisions of Section 15(a) of the 1940 Act, thereby permitting the fund to hire sub-advisers without obtaining shareholder approval. There can be no assurance that the SEC will grant the exemptive relief. However, if the relief is granted, Van Eck Funds, Inc. and the Adviser will be subject to several conditions imposed by the SEC. One such condition is that the Adviser and Van Eck Funds, Inc. obtain shareholder approval of the Manager of Managers Structure. In addition, within 90 days of the appointment of a new sub-adviser or a material change to a sub-advisory agreement, Van Eck Funds, Inc. must provide the Fund's shareholders with an information statement that contains substantially the same information about the sub-adviser, the sub-advisory agreement, and the sub-advisory fee that such shareholders would have received in a proxy statement. Another condition, currently satisfied by the Board, is that a majority of the Board consists of Independent Directors and that the nomination of new or additional Independent Directors be at the discretion of the then-existing Independent Directors.

EVALUATION BY THE BOARD OF DIRECTORS

     The Board believes that it is appropriate and in the best interests of the Fund's shareholders for the Adviser and the Board to have the maximum flexibility to select, supervise and evaluate sub-advisers without incurring the expense or delay attendant to obtaining shareholder approval. This process will allow the Fund to operate more efficiently. Currently, to appoint a sub-adviser or to materially amend a sub-advisory agreement, Van Eck Funds, Inc. must call and hold a shareholder meeting, create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. This process is time-consuming and costly, and the costs are generally borne by the Fund with a consequent reduction in shareholder investment return. Without the delay inherent in holding a shareholder meeting, the Adviser and the Board would be able to act more quickly, and with less expense, to appoint a sub-adviser when the Board and the Adviser believe that the appointment would benefit the Fund.

     The Board believes that this proposal is consistent with shareholders' expectations that the Adviser will use its expertise to provide the Board recommendations concerning the retention and termination of sub-advisers. Pursuant to the existing Advisory Agreement, the Adviser would be responsible to oversee and monitor the performance of any sub-adviser and is responsible for determining whether to recommend that a particular sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of a sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser's performance record while managing a fund.

     If shareholders approve this proposal, the Board would be responsible to oversee the selection and engagement of any sub-adviser. The Board, including a majority of the Independent Directors, would evaluate and consider for approval any new or amended sub-advisory agreement. In accordance with the 1940 Act and the terms of any sub-advisory agreement, the Board, including a majority of the Independent Directors, would review and consider for renewal on an annual basis any such agreement after the initial term.

     Upon entering into, renewing or amending a sub-advisory agreement, the Adviser and each sub-adviser have a legal duty to provide the Board information relevant to the Board's consideration of the agreement. In connection with each such review, the Board would analyze all relevant factors, including the nature, quality and scope of services provided by any sub-adviser. The Board also would compare the investment performance of the accounts managed by any proposed sub-adviser with similar accounts managed by other advisers and would review the sub-adviser's compliance with federal securities laws and regulations. The
Board believes that its review would ensure that the Adviser continues to act in the best interests of the Fund and its shareholders.

     Shareholder approval of this proposal will not affect the total advisory fees paid by the Fund to the Adviser. Any sub-advisory fees would be paid by the Adviser, not by the Fund. Therefore, a reduction in any sub-advisory fee may benefit the Adviser, and an increase would be a detriment to the Adviser. If shareholders approve this Proposal, the Adviser will continue to provide the same advisory services to the Fund as it currently provides under the advisory agreement between Van Eck Funds, Inc. and the Adviser.

     REQUIRED VOTE: Approval of Proposal 3 requires an affirmative 1940 Act Majority Vote. If shareholders do not approve this proposal, Van Eck Funds, Inc. will continue to obtain shareholder approval prior to entering into or materially amending, sub-advisory agreements until such time as a Manager of Managers Structure is approved by shareholders of the Fund.

                             ----------------------

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                         YOU VOTE "FOR" PROPOSAL NO. 3.

                             ----------------------

                            INFORMATION ON THE FUND'S
                         INDEPENDENT PUBLIC ACCOUNTANTS

     Van Eck Funds, Inc.'s financial statements for the fiscal year ended December 31, 2005 are being audited by Ernst & Young LLP ("E&Y"), Five Times Square, New York, New York 10036. E&Y has informed Van Eck Funds, Inc. that it has no material direct or indirect financial interest in the Fund and that investments in the Fund by its personnel and their family members are prohibited where appropriate to maintaining the auditors' independence. In the opinion of the Board, the services provided by E&Y are compatible with maintaining the independence of Van Eck Funds, Inc.'s auditors. The Board has appointed E&Y as the independent public accountants for Van Eck Funds, Inc. for the fiscal year ending December 31, 2006.

     Representatives of E&Y are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     For the fiscal years ended December 31, 2004 and December 31, 2005, the aggregate fees billed by E&Y for professional services rendered for the audit of Van Eck Funds, Inc.'s annual financial statements, the review of the financial statements included in the Fund's annual reports to shareholders, and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, were $22,860 and $27,900, respectively. For the fiscal years ended December 31, 2004 and December 31, 2005, E&Y did not bill any fees for audit services provided to the Adviser.

AUDIT-RELATED FEES

     For the fiscal years 2004 and 2005, E&Y did not bill any fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Van Eck Funds, Inc.'s financial statements and are not reported above in Audit Fees were $4,700 and $6,500.

TAX FEES

     The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $0 and $2,333 for 2004 and 2005, respectively. The nature of the services provided was the preparation of U.S. tax returns.

ALL OTHER FEES

     The principal accountant did not bill any fees for products or services other than those reported in Audit Fees, Audit-Related Fees and Tax Fees for 2004 and 2005.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee has delegated to the Chairperson of the Committee authority to pre-approve the engagement of an accountant to provide audit and non-audit services to the Fund, subject to ratification of such pre-approval by the Audit Committee at the Committee's next meeting.

     The Audit Committee approved 100% of audit and non-audit services provided by the accountant for 2004 and 2005, respectively.

     No hours were attributable to persons other than the principal accountant's full-time permanent employees for the work performed by the principal accountant to audit the Van Eck Funds, Inc.'s financial statement for the 2004 fiscal year.

     For fiscal years 2004 and 2005, Van Eck Inc.'s accountant did not bill any non-audit fees for services rendered to the Van Eck Funds, Inc. and rendered to the Van Eck Funds, Inc.'s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Van Eck Funds, Inc.

     The Audit Committee of the Board of Directors considered whether the provision of non-audit services rendered to the Van Eck Funds, Inc.'s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Van Eck Funds, Inc. (that were not pre-approved by the Audit Committee since the engagement and did not relate directly to the operations and financial reporting of the Van Eck Funds, Inc.) were compatible with maintaining the principal accountant's independence.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     E&Y did not bill any fees for professional services rendered to Van Eck Funds, Inc. for information technology services relating to financial information systems design and implementation for Van Eck Funds, Inc.'s fiscal year ended December 31, 2005. Similarly, E&Y did not bill any fees for professional services rendered to the Adviser, any investment sub-adviser or any other service provider affiliated with the Adviser for information technology services relating to financial information systems design and implementation for the year ended December 31, 2005

ALL OTHER FEES

     E&Y did not bill any fees for the fiscal years ended December 31, 2004 and 2005, for other services provided to Van Eck Funds, Inc. E&Y did not bill any fees for the fiscal years ended December 31, 2004 and 2005, for other services provided to the Adviser, any investment sub-adviser or any other service provider affiliated with the Adviser.

                               REGULATORY MATTERS

     In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the SEC have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to the Fund, the Board of Directors of the Fund will determine the amount of restitution that should be made to the Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

     In July 2004, the Adviser received a so-called "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser's response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the New York Attorney General were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

     The Board determined that the Adviser is cooperating with the SEC, the NYAG and the Independent Trustees in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Fund. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser and that it would be appropriate to permit the SEC and the NYAG to bring to conclusion their pending regulatory investigations prior to the Board making any final determination of its own with respect to these same matters.

                                  OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of Van Eck Funds, Inc.

                             SOLICITATION OF PROXIES

     The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but may also be made by telephone by D.F. King, Mutual Fund Services, professional proxy solicitors, who will be paid fees and expenses of approximately $5,000 for soliciting services. All expenses in connection with preparing this Proxy Statement and its enclosures and additional solicitation expenses will be borne by the Fund and the Adviser, as appropriate. If votes are recorded by telephone, D.F. King, Mutual Fund Services will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that shareholders instructions have been properly recorded. Shareholders also may vote by mail or through a secure Internet site. Proxies by telephone or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

               THE FUND'S ADVISORS, DISTRIBUTOR, AND ADMINISTRATOR

     Van Eck Associates Corporation is located at 99 Park Avenue, New York, New York 10016. The Adviser serves as manager and investment adviser to Van Eck Funds, Inc. pursuant to an Investment Advisory Agreement.

     Van Eck Securities Corporation, 99 Park Avenue, New York, New York 10016, serves as the Fund's distributor pursuant to a Distribution

Agreement with the Fund and is compensated for its distribution and shareholder services pursuant to the Fund's Rule 12b-1 plan. Van Eck Securities Corporation is a wholly-owned subsidiary of Adviser.

     The Adviser serves as administrator to the Fund pursuant to an Administration Agreement.

                              SHAREHOLDER PROPOSALS

     As a general matter, Van Eck Funds, Inc. does not hold regular annual or other regular meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Van Eck Funds, Inc.'s shareholders should send such proposals to Van Eck Funds, Inc. at 99 Park Avenue, New York, New York 10016. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise to be considered at the meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

                                       By order of the Board of Directors,

                                       Joseph J. McBrien
                                       Senior Vice President and
                                       Secretary Van Eck Funds, Inc.

Dated: January 27, 2006
New York, New York

                                    EXHIBIT A

            VAN ECK FUNDS, INC. FUNDAMENTAL INVESTMENT RESTRICTIONS

                               MID CAP VALUE FUND


  PROPOSAL            EXISTING FUNDAMENTAL INVESTMENT RESTRICTION
----------- -----------------------------------------------------------
2-A         BORROWING. The Fund will not borrow money, except the
            Fund may, as a temporary measure for extraordinary or emergency purposes, including to cover net redemptions, and not for investment purposes, borrow from banks and
            not exceeding 5% of its total assets.
----------- -----------------------------------------------------------
2-B UNDERWRITING. The Fund will not act as an underwriter of securities of other issuers except to the extent that it may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (a) in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933, and (b) in connection with the purchase of government securities directly from the issuer, except to the extent that the disposition of a security may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.
----------- -----------------------------------------------------------
2-C LENDING. The Fund will not make loans, except the Fund may: (a) purchase bonds, debentures, notes and other debt obligations customarily either publicly distributed or distributed privately to institutional investors and within the limits imposed on the acquisition of restricted securities set forth in restriction 11, and
            (b) enter into repurchase agreements with respect to its portfolio securities.



----------- -----------------------------------------------------------
2-D SENIOR SECURITIES. The Fund will not issue securities senior to its common stock, except to the extent that permissible borrowings may be so construed. For purposes hereof, writing covered call options and
            entering futures contracts, to the extent permitted by restrictions 8 and 10 below, shall not involve the issuance of senior securities or borrowings.
----------- -----------------------------------------------------------

           PROPOSED CHANGE
--------------------------------------------------
BORROWING. The Fund may not borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time. then only in amounts

--------------------------------------------------
UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with it investments in other investment companies.





--------------------------------------------------
LENDING. The Fund may not make loans, except
that the Fund may (i) lend portfolio securities,
(ii) enter into repurchase agreements, (iii)
purchase all or a portion of an issue of debt
securities, bank loan participation interests
bank certificates of deposit, bankers'
acceptances,debentures or other securities,
whether or not the purchase is made upon the
original issuance of the securities, and (iv) participate
in an interfund lending program with other registered
investment companies.
--------------------------------------------------
SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under the 1940 Act, Act, as amended and as interpreted or modified into by regulation from time to time.



--------------------------------------------------

  PROPOSAL            EXISTING FUNDAMENTAL INVESTMENT RESTRICTION
----------- -----------------------------------------------------------
2-E REAL ESTATE. The Fund will not invest in real estate, although the Fund may buy securities of companies which deal in real estate, and securities which are
            secured by readily marketable interests in real
            estate, including interests in real estate investment trusts, real estate limited partnerships, real estate investment conduits or mortgage related instruments issued or backed by the United States Government, its agencies or its instrumentalities.
----------- -----------------------------------------------------------
2-F COMMODITIES. The Fund will not enter into commodity contracts, except that the Fund may enter into financial futures contracts and foreign currency
            hedging contracts and stock index futures contracts
            if, immediately thereafter: (a) the total of the
            initial margin deposits required with respect to all
            open futures positions at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would not exceed 5% of the value of the Fund's total assets, and
            (b) a segregate account consisting of cash or other
            liquid securities in an amount equal to the total
            market value of any futures contract purchased by the
            Fund, less the amount of any initial margin, is
            established.
----------------- -----------------------------------------------------
2-G         CONCENTRATION. The Fund will not invest 25% or more of
            the value of the total assets of the Fund in
            securities of issuers having its principal business activities in the same industry. This restriction also shall not apply to: (i) securities issued or guaranteed by the United States Government, its agents
            or instrumentalities and (ii) tax-exempt securities
            issued by governments or political subdivisions of
            governments.
----------------- -----------------------------------------------------
2-H DIVERSIFICATION. The Fund will not make an investment unless, when considering all its other investments,
            75% of the value of the Fund's total assets would
            consist of cash, cash items, United States Government securities, securities of other investment companies, and other securities. For purposes of this
            restriction, the purchase of "other securities" is
            limited so that (a) no more than 5% of the value of
            the Fund's total assets would be invested in any one
            issuer and (b) no more than 10% of the issuer's
            outstanding voting securities would be held by the
            Company. As a matter of operating policy, the Company
            will not consider repurchase agreements to be subject
            to this 5% limitation if all the collateral underlying
            the repurchase agreements are United States Government
            Securities.
----------- -----------------------------------------------------------

           PROPOSED CHANGE
--------------------------------------------------
REAL ESTATE. The Fund may not purchase or
sell real estate, except that the Fund may
(i) invest in securities of issuers that
invest in real estate or interests therein,
(ii) invest in mortgage-related securities
and other securities that are secured by real
estate or interests therein, and (iii) hold
and sell real estate acquired by the Fund as
a result of the ownership of securities.
-----------------------------------------------
COMMODITIES. The Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contractsor derivative instruments and may invest in securities or other instruments backed by commodities.






-----------------------------------------------
CONCENTRATION. The Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry. This limit does not apply to securities issued or guaranteed by the U.S.
government, its agencies or instrumentalities.

-----------------------------------------------
[Eliminated]















-----------------------------------------------

  PROPOSAL            EXISTING FUNDAMENTAL INVESTMENT RESTRICTION
----------- ----------------------------------------------------------- --
2-I         MORTGAGING, PLEDGING OR HYPOTHECATING. In addition,
            the Fund may not pledge, mortgage or hypothecate its
            assets except in connection with permissible
            borrowings and then only in amounts not exceeding 30%
            of the value of its total assets. The Fund will not
            pledge, mortgage or hypothecate its assets to the
            extent that at any time the percentage of pledged
            assets plus the sales commission will exceed 30% of
            the value of its total assets. This restriction will
            not prevent the Fund from (a) purchasing securities on
            a "forward commitment", "delayed delivery" or
            "when-issued" basis or (b) entering into futures
            contracts as set forth below in restriction 10,
            provided that a segregated account consisting of cash
            or other liquid securities in an amount equal to the
            total value of the securities underlying such
            agreement is established and maintained.
----------------- -----------------------------------------------------
2-J         MARGIN. The Fund will not buy securities on margin,
            except that it may: (a) obtain such short-term credits
            as may be necessary for the clearance of purchases and
            sales of securities, and (b) make margin deposits in
            connection with futures contracts, subject to
            restriction 10 below.
----------- -----------------------------------------------------------

           PROPOSED CHANGE
--------------------------------------------------
[Eliminated]
















-----------------------------------------------
[Eliminated]





-----------------------------------------------

                                    EXHIBIT B

                                  VAN ECK FUNDS

                               VAN ECK FUNDS, INC.

                        VAN ECK WORLDWIDE INSURANCE TRUST

                             AUDIT COMMITTEE CHARTER

ORGANIZATION

     There shall be a committee of each of the Boards of Trustees/Directors of each Van Eck Fund, Van Eck Funds, Inc., and Van Eck Worldwide Insurance Trust (the "Funds") to be known as the Audit Committee. The Audit Committee shall be composed of at least three trustees/directors, each of whom is not an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund and is free of any relationship that, in the opinion of the Board of Trustees/Directors (the "Board"), would interfere with their exercise of independent judgment as a committee member. No member of the Audit Committee shall receive any compensation from the Funds except compensation for service as a member of a Fund's Board or a committee of the Board. As referred to herein, "management" of the Fund shall include employees of Van Eck Associates Corporation, or any of the Funds' investment advisers, distributor or sub advisers.

     Unless it determines that no member of the Audit Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR (in accordance with the criteria below) the Board will identify one (or in its discretion, more than one) member of the Audit Committee as an Audit Committee financial expert. The identification of an Audit Committee member as an audit committee financial expert does not impose on the member any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on Audit Committee members in general.

STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the Funds'
Trustees/Directors in fulfilling their responsibilities to the shareholders, potential shareholders, and investment community relating to accounting, reporting practices of the Funds, and the quality and integrity of the financial reports of the Fund. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Trustees/Directors, the independent auditors, the internal auditors, and the management of the Funds.

PURPOSES OF THE AUDIT COMMITTEE

     The purposes of the Audit Committee are:

    o to oversee the accounting and financial reporting processes of each Fund and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

    o to oversee the quality and integrity of the Funds' financial statements and the independent audit thereof;

    o to oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits;

    o to approve prior to appointment the engagement of the Funds' independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds' independent auditors; and

    o to act as a liaison between the Funds' independent auditors and the full Board.

     The independent auditors for the Funds shall report directly to the Audit Committee.

RESPONSIBILITIES AND POWERS OF THE AUDIT COMMITTEE

     In carrying out its purposes, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and in the interest of establishing accounting and reporting practices of the Funds that are in accordance with all requirements.

     In carrying out its purposes, the Audit Committee shall have the following responsibilities and powers with respect to each Fund:

    o to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Fund's financial statements, to recommend to those Board members who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) the selection, retention or termination of the Fund's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

    o to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund's auditors to provide any of the foregoing services, including policies and procedures by which the Audit Committee may delegate to one or more of its members authority to grant such pre-approvals on behalf of the Audit Committee (subject to subsequent reporting to the Audit Committee). The Audit Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Audit Committee, provided that: (i) all reasonable efforts shall be made to obtain such pre-approval from the Chairperson of the Committee prior to seeking such pre-approval from any other member of the Committee; and (ii) all such pre-approvals shall be reported to the Audit Committee not later than the next meeting thereof.

    o to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion;

    o to consider whether the non-audit services provided by the Fund's auditor to the Fund's investment adviser or any adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor's independence;

    o to receive at least annually and prior to the filing with the SEC of the independent auditors' report on the Fund's financial statements, a report from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update,
         (iv) a description of all non-audit services provided, including fees associated with the services, to the fund complex of which the Fund is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund's financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If this information is not communicated to the Audit Committee within 90 days prior to the audit report's filing with the SEC, the independent auditors will be required to provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information;

    o to review the arrangements for and scope of the annual audit and any special audits;

    o to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;

    o to consider information and comments from the auditors with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund's critical accounting policies and practices), to consider management's responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund's accounting and financial reporting and to determine whether recommendations for such improvements have been implemented;

    o to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Fund's financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors' opinion on the Fund's financial statements;

    o to resolve disagreements between management and the auditors regarding financial reporting;

    o to review with the Fund's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund's internal control over financial reporting;

    o to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter and any other provider of accounting related services to the Fund, of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

    o to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund's accounting or financial reporting;

    o to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

    o to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers set forth in this charter.

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Audit Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Audit Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Fund.

     The Audit Committee may delegate any portion of its authority to a subcommittee of one or more members.

ROLE OF THE AUDIT COMMITTEE

     The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, Fund's management is responsible for:
(1) the preparation, presentation and integrity of the Fund's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this charter shall be construed to reduce the responsibilities or liabilities of the Funds' service providers, including the auditors.

     Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund's financial statements by the Audit Committee is not an audit, nor does the Audit Committee's review substitute for the responsibilities of a Fund's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Funds and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

     In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Fund whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the director is not a member.

OPERATIONS OF THE AUDIT COMMITTEE

    o The Audit Committee shall meet at such times as the Committee may determine, no less frequently than annually, and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

    o The Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and by the Fund's bylaws.

    o The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

    o The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management and the Fund's independent auditors and, as the Committee deems appropriate, shall meet with internal legal counsel and compliance personnel of the Fund's investment adviser and with entities that provide significant accounting or administrative services to the Fund.

    o The Audit Committee shall prepare and retain minutes of its meetings, which shall be submitted to the Board, and appropriate documentation of decisions made outside of meetings by delegated authority.

    o The Audit Committee may select one of its members to be the chair and may select a vice chair.

    o A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Audit Committee.


    o The Board shall adopt and approve this charter and may amend it on the board's own motion. The audit committee shall review this charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

                                    EXHIBIT C

                                  VAN ECK FUNDS

                               VAN ECK FUNDS, INC.

                        VAN ECK WORLDWIDE INSURANCE TRUST

                          GOVERNANCE COMMITTEE CHARTER

ORGANIZATION

     There shall be a committee of each of the Boards of Trustees/Directors of each Van Eck Funds, Van Eck Funds, Inc., and Van Eck Worldwide Insurance Trust (the "Funds") to be known as the Governance Committee. The Governance Committee shall be composed of each trustee/director named to the Governance Committee who is not an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund and is free of any relationship that, in the opinion of the Board of Trustees/Directors, would interfere with their exercise of independent judgment as a committee member. As referred to herein, "management" of the Fund shall include employees and affiliated persons as defined in the 1940 Act of Van Eck Associates Corporation, or any of the Funds' investment advisers, distributor or sub advisers.

STATEMENT OF POLICY

     The Governance Committee shall provide assistance to the Funds' trustees/directors in fulfilling their responsibilities to the shareholders relating to corporate governance matters including, but not by way of limitation, nomination of trustees/directors, election of trustees/directors, retirement policies of non-interested trustees/directors, addressing and resolving conflicts of interests, and the quality and integrity of the functioning of the Board. In so doing, it is the responsibility of the Governance Committee to maintain free and open communication between the trustees/directors and the management of the Funds. The Governance Committee shall have access to independent counsel, auditors and other advisers, as it deems necessary.

     In discharging its responsibilities, the Governance Committee will have broad authority to react promptly and appropriately to changing conditions and to ensure practices of the Funds are in accordance with all legal requirements and are of the highest level of integrity.

RESPONSIBILITIES

     The Governance Committee will:

    o Meet at least once per year or more frequently as circumstances require. The committee may ask members of management and others to attend the meeting and provide pertinent information as necessary.

    o Investigate and consider any matter brought to its attention within the scope of its duties, with the power to retain outside counsel and other experts at the Fund's expense for this purpose as it deems appropriate.

    o Submit minutes of all meetings of the Governance Committee, or in the alternative, report to the full Board of Trustees/Directors on matters discussed at each committee meeting.

    o Review periodically the effectiveness and composition of the overall Board, Board Committees, and the Lead Director and other related matters giving consideration to such factors including: frequency of the meetings, nature and quality of the materials provided to the Board by management and others, adequacy of the time scheduled at meetings to adequately focus on agenda matters, input by the Board in setting the agenda, opportunity to meet separately with counsel and outside advisers, active and meaningful participation by members at Board meetings, appropriate and diverse skills and background of Board members, and agreement with management's objectives.

    o Review periodically the compensation of Board and Committee members for reasonableness.

    o Review the investment of trustees/directors in the Funds and review policies, such as a deferred compensation plan, intended to promote investment in the Funds by the trustees/directors.

    o Review activities, including actual or potential conflicts of interests, of Board members as they relate to any relationship with management to insure ongoing independence of Board members.

    o Adopt and review the adequacy and effectiveness of codes of ethics as it applies to the activities of the Board and management.

    o Review and recommend a retirement policy to the Board which may include the appropriateness of a mandatory retirement age, a grandfather provision for current board members, and consideration of terms and/or term limits for trustees/directors.

    o Perform such other functions as assigned by law, the Funds' charter or bylaws, or the Board of Trustees/Directors.

    o    Review periodically the adequacy of the Governance Committee Charter.

INDEMNIFICATION

     The Governance Committee and each of its members shall be indemnified and held harmless by the Funds from any loss, cost, liability, damage and/or expense (including reasonable attorneys' and accountants' fees and expenses) ("Loss") arising directly or indirectly from participation or service on the Governance Committee or actions taken (or not taken) by such member or the Governance Committee. Nothing in this paragraph shall relieve the Governance Committee or any member from Loss arising from gross negligence, willful misconduct or actions taken in bad faith. The Funds agree to maintain appropriate Directors/Officers liability insurance.

                                                                        MCV 0106

                                   PLEASE VOTE THIS PROXY CARD TODAY!
[VAN ECK GLOBAL LOGO]     VOTING BY TELEPHONE: Call TOLL-FREE 1-888-221-0697 and
                                      follow the recorded instructions
                            VOTING BY INTERNET: Log on to www.proxyweb.com and
                                      follow the on-screen instructions
                              VOTING BY MAIL: Complete and return your Proxy
                                      Card in the addressed envelope.

                                    If you vote by telephone or Internet, you do not need to mail your proxy.

--------------------
 999 999 999 999 99   <--
--------------------

VAN ECK FUNDS, INC.                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
MID CAP VALUE FUND                                      TO BE HELD MARCH 6, 2006


The undersigned shareholder of the above-referenced fund (the "Fund"), a series of Van Eck Funds, Inc., (the "Company"), having received Notice of the Meeting of Shareholders of the Fund and the Proxy Statement accompanying such Notice, hereby constitutes and appoints Keith J. Carlson and Joseph J. McBrien, and each of them, true and lawful attorneys or attorney for the undersigned, with several powers of substitution, for and in the name, place and stead of the undersigned, to attend and vote all shares of the Fund which the undersigned would be entitled to vote at the Meeting to be held at 99 Park Avenue, 8th Floor, New York, New York 10016 on March 6, 2006 at 10:00 a.m. New York Time, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.


THIS PROXY IS SOLICITED ON BEHALF       IF NOT VOTING BY TELEPHONE, PLEASE SIGN,
OF THE BOARD OF DIRECTORS.           |    DATE AND RETURN THIS PROXY PROMPTLY
                                     |       USING THE ENCLOSED ENVELOPE.

                                              Date
                                                   -----------------------

                   -------------------------------------------------------------


                   -------------------------------------------------------------

                   Signature(s) and Title(s), if applicable    (Sign in the Box)

                   Note: Please date and sign exactly as name or names appear herein. When signing as attorney, executor, trustee, guardian, or officer of the corporation, please give your full title as such.
                                              |
                                              |                     Mid Cap - dm

THIS PROXY CARD WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. PLEASE REFER TO THE ACCOMPANYING PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

                |  PLEASE  FILL IN BOX(ES) AS SHOWN  USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.  |X|  |
                |  PLEASE DO NOT USE FINE POINT PENS.                                                  |

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSALS.

1.   To elect the following nominees as Directors:                                                 FOR       WITHHOLD   FOR ALL
     (01) R. C. Cowell, (02) J. Lukomnik, (03) D.J. Olderman, (04) R.F. Peters,                    ALL         ALL      EXCEPT
     (05) W.H. Shaner, (06) R. A. Short, (07) R.D. Stamberger
                                                                                                   |_|         |_|        |_|
     TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE BOX "FOR
     ALL EXCEPT" AND WRITE THE NOMINEE'S NUMBER ON THE LINE BELOW.

-----------------------------------------------------------------------------

2.   To modify or eliminate fundamental investment restrictions to modernize the                 FOR ALL     AGAINST    ABSTAIN
     investment restrictions of the Fund;                                                        (EXCEPT       ALL        ALL
                                                                                                   AS
     (2A)  Borrowing                 (2F) Commodities                                           INDICATED

     (2B)  Underwriting              (2G) Concentration                                            |_|         |_|        |_|

     (2C)  Lending                   (2H) Diversification

     (2D)  Senior securities         (2I) Mortgaging, pledging or hypothecating

     (2E)  Real estate               (2J) Margin



     ------------------------------------------------------------------------
     INSTRUCTIONS: IF YOU WISH TO WITHHOLD A VOTE FROM A PARTICULAR
     SUB-PROPOSAL PLEASE WRITE THE NUMBER AND LETTER(S) OF THE SUB-PROPOSAL
     ON THE LINE ABOVE AND INDICATE A "VOTE AGAINST" OR AN "ABSTENTION".

                                                                                                   FOR       AGAINST    ABSTAIN

(3)  To approve a Manager of Manager's Structure for the Fund.                                     |_|         |_|        |_|



|                               PLEASE SIGN AND DATE ON THE REVERSE SIDE.                             Mid Cap - dm |
|                                                                                                                  |